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                                                                   EXHIBIT 10.21

COMMERCIAL LEASE FORM

1. Parties. This Lease dated August 10, 1995, is made by and between the Richlar Partnership (a California general partnership), (herein called "Lessor") and International Image Services, LLC (a California limited liability company) (herein called "Lessee").

2. Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain premises situated in the County of Los Angeles, State of California, commonly known as 1703 Stewart Street, Santa Monica, consisting of approximately 7,536 square feet of office/warehouse space and the adjacent premises 1705 Stewart Street, Santa Monica, which includes approximately 1,278 square feet of offices and both premises are part of a larger multi-tenant building (herein called "The Premises").

3. Term

   3.1 Term. The term of this Lease shall be for ten (10) years commencing on September 11, 1995 and ending on September 30, 2005 unless sooner terminated pursuant to any provision hereof.

   3.2 Delay in Commencement. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee. If Lessee occupies the Premises prior to said commencement date (any such occupancy to be only with Lessor's consent), such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. Rent. Lessee shall pay to Lessor rent for the Premises at an annual rate of $ (See Addendum), payable in equal monthly payments of $ (See Addendum) in advance, on the first day of each month of the term hereof. Lessee shall pay Lessor upon execution hereof, $9,375.70 as base rent for September 11, 1995 to December 31, 1995. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable without deduction or offset, in lawful money of the United States, to Lessor at the address stated herein or to such other person or at such other places within the United States as Lessor may designate in writing. All sums payable by Lessee to Lessor pursuant to this Lease shall be deemed to be rent.

   4.1 Adjustments to Rent.

       (a) Definitions. "Index" shall mean the Consumer Price Index for All Urban Consumers for the Los Angeles-Riverside-Anaheim Metropolitan Area: All items (1982-84=100), issued by the Bureau of Labor Statistics of the United States Department of Labor, in the event the index shall hereafter be converted to a different standard reference base or otherwise revised, the determination of the Percentage Increase (defined below) shall be made with the use of such conversion factor, formula or table for converting the index as may be published by the Bureau of Labor Statistics or any successor or substitute governmental entity or, if said Bureau (or any successor or substitute governmental entity) shall not publish the same, then with the use of such conversion factor, formula or table as may be published by Prentice Hall, Inc. or, failing such publication, by any other nationally recognized publisher of similar statistical information. In the event the Index shall cease to be published, then, for the purposes of this Lease, there shall be substituted for the Index such other index as Lessor and Lessee shall agree upon, and, if they are unable to agree within ninety (90) days after the Index
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ceases to be published, such matter shall be determined in Los Angeles by arbitration in accordance with the rules of the American Arbitration
Association.

       "Base Index" shall mean the Index published as of the month prior to the month specified in Article 1 above.

       "Anniversary Month" shall mean December of each calendar year during the term of this Lease.

       "Percentage Increase" shall mean the percentage equal to the fraction, the numerator of which shall be the Index in the Anniversary Month less the Base Index, and the denominator of which shall be the Base Index.

       (b) Rental Adjustment. If the Index in an Anniversary Month shall exceed the Base Index, then the Rent payable for the ensuing calendar year, and thereafter until a new Index comparative statement is sent to Lessee, shall be increased by an amount equal to the Percentage Increase multiplied by the Annual Rent set forth in the first sentence of Article 4. At any time after January 1st of the said ensuing calendar year, Lessor shall send Lessee an index comparative statement setting forth (a) the Index in the Anniversary Month preceding the date of the statement, (b) the Base Index, (c) the Percentage Increase, and (d) the increase in the Annual Rent. On the first day of the calendar month ("current month") following the month in which the index comparative statement was sent (i) Lessee shall pay to Lessor a sum equal to one-twelfth of said increase in the Annual Rent multiplied by the number of calendar months of the Lease term then elapsed since said January 1st, and (ii) thereafter, commencing with the current month and continuing monthly thereafter until a different index comparative statement is sent to Lessee, the monthly installments of rent shall be increased by an amount equal to one-twelfth of said increase. In the event the last mentioned increased monthly installments of rent shall continue beyond the end of the calendar year for which such payments were payable, any necessary adjustment will be made when the next succeeding index comparative statement is sent to Lessee. In no event shall the rent computed for any Lease Year be less than the rent for any prior Lease Year.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $9,954.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or any other charge in default or for the payment of any other sum which the Lessor may spend or become obligated to spend by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within five (5) days after demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinbefore stated and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not been theretofore applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6. Use

   6.1 Use. The Premises shall be used and occupied only for television and motion picture film conversion business and for no other purpose.

   6.2 Compliance with Law. Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements relating to Lessee's specific use of the Premises in effect during the term or any part of the term hereof regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if
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there shall be more than one tenant in the building containing the Premises, shall tend to disturb other tenants.

   6.3 Condition of Premises.   Lessee hereby accepts the Premises in their
condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business. Lessor warrants to Lessee that all utility transmission lines, pipes and the HVAC system servicing the front offices of the premises are in good working order and condition and that the building and Premises comply with all city building code requirements as of the lease commencement date.

7. Maintenance, Repairs and Alterations.

   7.1 Lessee's Obligations. Lessee shall keep in good order, condition and repair the Premises and every part thereof, and nonstructural whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonable or readily accessible to Lessee and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements of age of such portion of the equipment within the Premises, fixtures, walls (interior and exterior), ceilings, floors, windows, doors, plate glass and skylights located within the Premises, and all signs located on the Premises.

   7.2 Surrender. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, broom clean, ordinary wear and tear excepted. Lessee shall repair any damage to the Premises occasioned by the installation and/or removal of Lessee's trade fixtures, furnishings and equipment pursuant to Paragraph 7.5(d), which repair shall include without limitation the patching and filling of holes and repair of structural damage. Lessee shall not be obligated to remove tenant improvements constructed in the Premises unless required by Lessor pursuant to Paragraph 7.5(a).

   7.3 Lessor's Rights. If Lessee fails to perform Lessee's obligations under this Paragraph 7, Lessor may at its option (but shall not be required to) enter upon the Premises, after ten (10) days' prior notice to Lessee, and put the same in good order, condition and repair, and the reasonable cost thereof together with interest thereon at the maximum rate permitted by law shall become due and shall be collectible as additional rental to Lessor together with Lessee's next rental installment.

   7.4. Lessor's Obligations. Except for the obligations of Lessor under Paragraph 9 (relating to destruction of the Premises) and under Paragraph 14 (relating to condemnation of the Premises), it is intended by the parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the non-structural portions of the Premises nor the building located thereon (except as set forth in Paragraph 16.24) nor the equipment therein, all of which obligations are intended to be those of Lessee under Paragraph 7.1 hereof. Lessor shall be obligated to make all structural, foundation and roof repairs. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

   7.5 Alterations and Additions.

       (a) Lessee shall not, without Lessor' prior consent, which shall not be unreasonably withheld and which response shall be given by Lessor to Lessee within ten (10) business days from Lessor' receipt of all necessary information from Lessee make any alterations, improvements, additions, or Utility Installations, in, on or about the Premises, except for nonstructural alterations not exceeding $10,000 in cost. Upon Lessor's consent of any alterations, Lessor shall notify Lessee if the alterations are to be removed upon lease expiration. As used in this Paragraph 7.5 the term "Utility Installation" shall mean bus ducting, power
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panels, wiring, fluorescent fixtures, space heaters, conduits, air conditioning equipment and plumbing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to its prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work only in the event that such improvements exceed $20,000. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

       (b) Any alterations, improvements, additions or Utility Installations in or about the Premises that Lessee shall desire to make and which require the consent of Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee's acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance of the Lessee with all conditions of said permit in a prompt and expeditious manner.

       (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. Lessee shall discharge, by bond or otherwise, within ten (10) days after the filing thereof, any mechanic's lien filed against the Premises for work claimed to have been done for, or materials claimed to have been furnished to, Lessee. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon condition that Lessor may require Lessee to furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien, claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such a lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such an action if Lessor shall decide it is to its best interest to do so.

       (d) Unless Lessor requires their removal, as set forth in Paragraph 7.5(a), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.5(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2.

   7.6 Lessor's Option. Notwithstanding anything to the contrary contained herein and in addition to the rights provided Lessor in Paragraph 7.3, Lessor may at its option (but shall not be required to) enter upon the Premise at any time during the term hereof after ten (10) days' prior notice to Lessee and perform any maintenance, repairs or alterations which in Lessor's reasonable sole judgment are required, and Lessee shall pay Lessor Lessee's share of the cost of any such maintenance, repairs or alterations, as such share shall be equitably determined by Lessor, promptly upon Lessor's billing Lessee therefor. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

8. Insurance and Indemnity.
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   8.1 Insuring Party.  As used in this Paragraph 8, the term "insuring party"
shall mean Lessor. Lessee shall reimburse Lessor for the cost of the insurance obtained in monthly installments as additional rent hereunder in accordance with the provisions of Paragraph 16.24. If the Premises is a part of a larger building or group of buildings and is not separately insured, Lessee's liability shall be an equitable proportion of the insurance costs for all of the insured property, such equitable proportion to be reasonably determined by Lessor. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

   8.2 Liability Insurance. Lessee, at its sole cost and expense, shall maintain during the term hereof comprehensive (commercial) general liability insurance on an "occurrence basis" against claims for "personal injury", including without limitation bodily injury, death and/or damage, occurring upon, in or about the Premises in a combined single limit or not less than $1,000,000 per occurrence and with policy aggregate limit of no less than $2,000,000 (or such higher amounts thereof as may be reasonably requested by Lessor from time to time during this Lease). Said insurance shall name Lessor as an additional insured; shall be written by companies and in form satisfactory to Lessor (which companies shall be authorized to do business in California); shall apply primary to any other comparable liability coverage; and shall contain an endorsement requiring thirty (30) days' prior written notice sent by certified or registered mail, return receipt requested, to Lessor at the address set forth below, or such other address as may be provided to any such insurer by Lessor, before cancellation thereof or change in the coverage, scope or amount of such policy or policies. Lessee shall provide Lessor with a Certificate of Insurance as evidence of such insurance within twenty (20) days of the date of this Lease.
In the event Lessee fails to obtain such insurance as provided in this Lease, Lessor may obtain any such insurance, and the cost thereof shall be paid by Lessee as additional rent with the first payment of rent which is due subsequent to Lessor's incurring such cost, and Lessor shall have all remedies to collect the same as rent in the Lease provided, and/or as otherwise provided by law for the collection of rent. The policy shall contain "cross-liability" or "separation of insureds" coverage and shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. In the event that the Premises constitutes a part of a larger property, said insurance shall have a Lessor's Protective Liability endorsement attached thereto.

In addition, Lessee shall reimburse Lessor for the cost of liability insurance obtained by Lessor related to the Premises and the land and building(s) of which the Premises form a part. Said reimbursement shall be paid in monthly installments as additional rent hereunder in accordance with the provisions of Paragraph 16.24. If the Premises are a part of a larger building or group of buildings and are not separately insured, Lessee's liability therefor shall be an equitable portion of the liability insurance costs for all of the insured property, such equitable portion to be reasonably determined by Lessor.
Lessor's reasonable determination thereof, in good faith, shall be conclusive.

   8.3 Property Insurance.

       (a) The insuring party shall obtain and keep in force during the term of this lease a policy or policies of insurance covering loss of damage to the Premises, in the amount of the full replacement value thereof, as the same may exist from time to time, which replacement value is not $4,000,000 against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and, at Lessor's option, earthquake in the event Lessor, in its good faith judgment , is able to obtain earthquake coverage at a commercially reasonable rate. Said insurance shall provide for payment of loss thereunder to Lessor or to the holders of mortgages or deeds of trust on the Premises. The insuring party shall, in addition, obtain and keep in force during the term of this Lease a policy of rental income insurance covering a period of twelve (12) months, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for
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said period. If such insurance coverage has a deductible clause, Lessee shall be liable for the deductible amount.

       (b) If the Premises are a part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, then Lessee shall pay for any increase in the property insurance of such other building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises. Prior to payment of any increase in property insurance, Lessee will have the opportunity to eliminate any improper activity if the activity is different than that described in Paragraph 6.1.

       (c) Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3. If Lessee does or permits to be done anything which shall increase the cost of the insurance policies referred to in Paragraph 8.3, then Lessee shall forthwith upon Lessor's demand reimburse Lessor for any additional premiums attributable to any act or omission or operation of Lessee causing such increase in the cost of insurance.

   8.4 Waiver of Subrogation. Lessee and Lessor each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. The insuring party shall, if possible, in obtaining the policies of insurance required hereunder, obtain policies which permit such waiver.

   8.5 Indemnity. Except to the extent caused by the negligence or willful misconduct of Lessor, its contractors, agents, representatives or employees, Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising out of any alleged defective or unsafe condition of the Premises and from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, r arising from any negligence of Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor. Except to the extent caused by the negligence or willful misconduct of Lessor, its contractors, agents, representatives or employees (in which case Lessor shall indemnify and hold harmless Lessee from and against claims for damage to property or injury to persons in or about the Premises), Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons in, upon, or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

   8.6 Exemption of Lessor from Liability. Except to the extent caused by the negligence or willful misconduct of Lessor, its contractors, agents, representatives or employees, Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, agents, contractors, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, invitees, customers, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises is a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing
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the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises is located.

9.   Damage or Destruction.

     9.1 If the Premises shall be partially damaged by fire or other cause, the damages shall be repaired by and at the expense of Lessor and the rent, until such repairs shall be made, shall be apportioned according to the part of the Premises which is usable by Lessee. If such partial damage is due to the fault or neglect of Lessee or Lessee's agents, servants, employees, contractors, visitors or Licensees, there shall be no apportionment of rent. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of fire insurance on the part of Lessor or Lessee, for reasonable delay on account of "labor troubles", or any other cause beyond Lessor's control. If the Premise are totally damaged or are rendered wholly untenantable by fire or other cause, and Lessor shall decide not to restore or rebuild the same, or if the Premises or the building of which it is a part shall be so damaged that Lessor shall decide to demolish it or rebuild it, then in any of such events Lessor may, within ninety (90) days after such fire or other cause, give Lessee notice of such decision, and thereupon the term of this Lease shall expire by lapse of time upon the third day after such notice is given, and Lessee shall vacate the Premises and surrender the same to Lessor; however, if such damage is without the fault or neglect of Lessee, Lessee's agents, servants, employees, contractors, visitors or licensees and if Lessor shall decide to restore or rebuild the same, then rent hereunder shall be apportioned according to the part of the Premises which is usable by Lessee until such restoration is made.

     9.2 Damage Near End of Term. If the Premises are partially destroyed or damaged during the last six (6) months of the term of this Lease, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving notice to Lessee of its election to do so within thirty
(30) days after the date of occurrence of such damage, and Lessor shall have no obligation to repair.

     9.3 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.4 Waiver. Lessee waives the provisions of California Civil Code Sections 1932(2) and 1933(4) which relate to termination of leases when the thing leased is destroyed and all rights under any law in existence during the term of this Lease authorizing a tenant to make repairs at the expense of a landlord or to terminate a lease on complete or partial destruction of the leased premises, and agrees that any such event shall be governed by the terms of this Lease.

10.  Real Property Taxes

     10.1 Payment of Taxes. Lessee shall pay to Lessor in monthly installments, as additional rent, Lessee's share of the real property taxes applicable to the Premises in accordance with the provisions of Paragraph 16.24.

     10.2 Definition of "Real Property" Tax. As used herein, the term "real property tax" shall include any form of assessment, license fee, commercial rental tax, levy penalty, or tax (other than inheritance or estate tax), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property tax, or any additional tax the nature of which was previously included within the definition of real property tax. Any surcharge or regulatory fee imposed by any governmental entity with reference to parking applicable to the Premises shall also be included within the term "real property tax".

   10.3 Proration of Taxes. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonable available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

   10.4  Personal Property Taxes

         (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee, shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

         (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee in accordance with the provisions of Paragraph 16.24.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay as additional rent a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

12.  Assignment, Mortgage and Subletting.

     12.1 Lessor's Consent. Neither Lessee, nor Lessee's legal representatives, successors or assigns, shall assign, mortgage or encumber this Lease, or sublet, or use or occupy or permit the Premises or any part thereof to be used or occupied by others, without the prior consent of Lessor and the payment of any applicable processing fee in each instance, and any such assignment, mortgage, encumbrance, sublease or permission without such consent and payment shall be voidable at the option of Lessor and, at the further option of Lessor, shall terminate this Lease. If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by any party other than Lessee, Lessor may, after default by Lessee, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Lessee from the further performance by Lessee of the obligations on the part of Lessee herein contained. The consent by Lessor to an assignment or subletting shall not in any wise be construed to relieve Lessee, the assignee or the subtenant from obtaining the express consent of Lessor to any further assignment or subletting or to release Lessee from any liability, whether past, present or future, under this Lease or to release Lessee from any liability under this Lease because of Lessor's failure to give notice of default under or in respect of any of the terms, covenants, conditions, provisions or agreements of this Lease. Notwithstanding the consent of Lessor to such assignment or subletting, Lessee shall remain liable for the payment of all bills rendered by Lessor for the charges incurred by the assignee or subtenant for services and materials supplied to the Premises. A transfer of control of Lessee shall be deemed an assignment under this Lease and shall be subject to all the provisions of this Article, including but not limited to the requirement of obtaining Lessor's prior consent, unless Lessee at the time of the proposed transfer is then a publicly held corporation freely traded on a major stock exchange, Lessee shall not require Lessor's consent to an assignment or subletting in the event it is to an affiliate, subsidiary, parent company of Lessee or other entity purchasing a majority of Lessee's assets. In any event Lessee shall not be released from any liability under this Lease.

   Notwithstanding any contrary provision of the immediately preceding provisions of this Paragraph 12.1, but subject to the provisions of Subparagraph 12.2(b), Lessee may assign this Lease or sublet the Premises upon the following express conditions:

       (1) that the proposed assignee or subtenant shall be subject to the prior consent of Lessor, which consent will not be unreasonably withheld but, without limiting the generality of the foregoing, it shall be reasonable for Lessor to deny such consent if:

       (a) the use to be made of the Premises by the proposed assignee or subtenant is (i) not generally consistent with the character and nature of all other tenancies in the building or (ii) a use which would be prohibited by any other portion of this Lease (including but not limited to any Rules and Regulations then in effect) or (iii) a use which would impose any additional burden upon Lessor in the operation of the Building; or

       (b) the character, moral stability, reputation and financial responsibility of the proposed assignee or subtenant are not reasonably satisfactory to Lessor or in any event not at least equal to those which were possessed by Lessee as o the date of execution of this Lease;

       (2) that Lessee shall reimburse Lessor for all costs incurred by Lessor in connection with such assignment or subletting including without limitation all attorneys' fees applicable thereto:

       (3) that the proposed assignee or subtenant shall execute an agreement pursuant to which it shall agree to perform faithfully and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease ( in the case of subletting, the agreement shall be limited to the space sublet and shall not include provisions regarding the rent due under the Lease);

       (4) that an executed duplicate original of said assignment and assumption agreement or sublease, as the case may be, on Lessor's then standard form, shall be delivered to Lessor within five (5) days after the execution thereof, and that such assignment or subletting shall not be binding upon Lessor until the delivery thereof to Lessor; and

       (5) that Lessee shall pay to Lessor, as additional rent, one-half (1/2) of any consideration given to Lessee by the proposed assignee or subtenant for or in connection with such assignment or subletting. Lessor and Lessee have each given full consideration to the possibility that the rental value of the Premises may appreciate during the term of the Lease. In such regard, Lessor and Lessee have expressly allocated the possibility of such rental value increase as part of their negotiations of this Lease. Lessor and Lessee freely negotiated all of the terms and conditions of this Lease, including but not limited to, the possibility that this Lease may be terminated by Lessor pursuant to this Paragraph 12. Lessor and Lessee expressly thus agree that any such rental increase value is not an element of value or property right granted to Lessee, and that Lessor retains all rights thereto, including, but not limited to, the termination and allocation rights herein set forth.

   12.2  Procedure

         (a) At least thirty (30) days prior to any proposed subletting or assignment or mortgage, Lessee shall submit to Lessor a statement concerning the name and address of the proposed subtenant or assignee or mortgagee and all of the principal terms and conditions of the proposed subletting or assignment or mortgage including, but not limited to, in the event of a subletting the proposed commencement and expiration dates of the term thereof. If the proposed sublet area shall not constitute the entire Premises, such statement shall be accompanied by a floor plan delineating the proposed sublet area. Lessor shall have a reasonable amount of time but in no event less than ten (10) business days from the receipt of any such notice to consent, decline to consent or make one of the elections provided in Subparagraph (b) below.

         (b) In lieu of consenting or not consenting, Lessor may, at its option
(i) terminate this Lease in its entirety, (ii) elect to enter into a lease directly with the proposed assignee or with the proposed subtenant as to that portion of the Premises which Lessee has proposed to sublet, (iii) terminate this Lease as to that portion of the Premises which Lessee had proposed to sublet, or (iv) elect, where the rental charged in the sublease exceeds the pro rata portion of the rental for such space charged in this Lease, to receive from Lessee monthly, as additional rent, one-half

(1/2) of the excess of the rental charged in the sublease, over the rental charged in this Lease for the subleased space.

   12.3  Bankruptcy.

         (a) If Lessee shall file a petition for voluntary bankruptcy or reorganization under any provision of the Bankruptcy Code as then in effect, or if Lessee be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within thirty (30) days from the date thereof, or a receiver or trustee be appointed of Lessee's property in any involuntary proceeding and the order appointing such receiver or trustee be not set aside or vacated within thirty (30 days after the entry thereof, or if Lessee shall assign Lessee's estate or effects for the benefit of creditors, or if Lessee becomes insolvent, or if this Lease shall otherwise by operation of law devolve or pass to any person or persons other than Lessee, then and in any such events Lessor may, at its option, with or without notice of such election and with or without entry or action by Lessor, forthwith terminate this Lease, and notwithstanding any other provisions of this Lease, Lessor, in addition to any and all rights and remedies allowed by law or equity, shall upon such termination be entitled to recover damages in an amount equal to the then present value of the rent reserved in this Lease for the entire residue of the stated term hereof, less the fair rental value of the Premises for the residue of the stated term hereof, and neither Lessee nor any person claiming through or under Lessee or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall forthwith quit and surrender the Premises to Lessor.

         (b) Without limiting any of the foregoing provisions of this Paragraph, if pursuant to the Bankruptcy Reform Act of 1976 Lessee is permitted to assign this Lease notwithstanding the restrictions contained in this Lease, Lessee agrees that adequate assurance of future performance by an assignee expressly permitted under such Code shall be deemed to mean the deposit of cash security in an amount equal to the sum of one year's rent reserved hereby plus an amount equal to additional rent under Paragraph 4.1 hereof for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Lessor for the balance of the term, without interest, as security for the full performance of all of the obligations under this Lease on Lessee's part to be performed.

   12.4  Identification of Lessee.

         (a) If more than one person executes this Lease as Lessee, (i) each of them shall be jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreement of this Lease to be kept, observed and performed by Lessee, and (ii) the term "Lessee" as used in this Lease shall mean and include each of them jointly and severally and the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to tenancy of this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease as Lessee shall have the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

         (b) If Lessee is a partnership (or is comprised of two or more persons, individually and as co-partners of a partnership) or if Lessee's interest in this Lease shall be assigned to a partnership (or to two or more persons individually and as co-partners of a partnership) pursuant to Paragraph 12.2 hereof (any such partnership and such persons are referred to in this Subparagraph as Partnership Tenant); (i) the liability of each of the parties comprising Partnership Tenant shall be joint and several, and (ii) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to Lessor, any notice, demands, requests or other communications which may hereafter be given by Partnership Tenant or any of the parties comprising Partnership Tenant, and (iii) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the parties comprising parties, and (iv) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performances of all of the terms, covenants and conditions of this Lease on Lessee's part to be observed and performed, and (v) Partnership Tenant shall give prompt notice to Lessor of the admission of any such new partners, and, upon demand of Lessor, shall cause each such new partner to execute and deliver to Lessor an agreement in form satisfactory to Lessor, wherein each new partner shall assume performance of all of the terms, covenants and conditions of this Lease on Lessee's part to be observed and performed, but neither Lessor's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Lessor shall vitiate the provisions of this Subparagraph.

13.  Default; Remedies.

     13.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

           (a) The vacating or abandonment of the Premises by Lessee for a period greater than ninety (90) days.

           (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, within five (5) calendar days of written notice from Lessor of the date due.

           (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice hereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion.

           (d) (i) The making by Lessee of any general assignment or general arrangement for the benefit of creditors; (ii) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessor's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days.

           (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, an assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligations hereunder, and any of them, were materially false.

           (f) The removal by Lessee of substantially all of Lessee's furniture from the Premises.

           (g) The failure by Lessee to move into or take possession of the Premises within thirty (30) days after the commencement of the term of this Lease.

           (h) The issuance of any execution or attachment against Lessee or any of Lessee's property.

           (i) The taking or occupying, or the attempt at the taking or occupying, of the Premises, (which taking or occupying or attempt shall be with the knowledge of Lessee) by someone other than Lessee.

           (j) Any default by Lessee with respect to any other lease between (i) Lessor and Lessee, or (ii) any parent company or subsidiary company or affiliate or agent of Lessor and Lessee.

           (k) The assignment or other transfer by Lessee of substantially all of the assets used in connection with the business conducted in the Premises.

   13.2 Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

         (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor.

         (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder. Lessor shall not be deemed to have elected to terminate unless Lessor gives Lessee notice of such election to terminate, and in no event shall Lessor's acts of maintenance or preservation of the Premises, efforts to relet the Premises, or obtaining the appointment of a receiver to protect the interest of Lessor under this Lease be deemed to constitute such termination.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State in which the Premises are located.

          (d) In the event Lessor elects to terminate this Lease and Lessee's right to possession in accordance with this Paragraph, or the same are terminated by operation of law, Lessor may recover as damages from Lessee the following:

              (i) The worth at the time of award of the unpaid rental (including but not limited to any additional rent payable under Paragraph 4.1 hereof even if determined at a later date) and other sums due hereunder which had been earned at the time of the termination of this Lease; and (ii) The worth at the time of award of the amount by which the unpaid rental (including but not limited to any additional rent payable under Paragraph 4.1 hereof) and other sums due hereunder which would have been earned after the date of termination of this Lease until the time of award exceeds the amount of such loss of rental and other sums due that Lessee proves could have been reasonably avoided; and (iii) The worth at the time of the award of the amount by which the unpaid rental (including but not limited to any additional rent payable under Paragraph 4.1 hereof) and other sums due hereunder for the balance of the term after the time of award exceeds the amount of the loss of such rental and other sums that Lessee proves could be reasonably avoided; and (iv) Any other amount, including attorneys' fees and court costs, necessary to compensate Lessor for all detriment proximately caused by Lessee's act of default or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in (i) and (ii) above, is computed by allowing interest at the maximum rate allowed by law. The "worth at the time of award" of the amount referred to in (iii) above, is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent.

   13.3 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) calendar days after notice that such amount shall be due, Lessee shall pay to Lessor a late charge equal to 4% of such overdue amount. The parties hereby agree that such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. If the payment of rent is received late for two consecutive months or more than four times within any twelve month period, then, upon notice to Lessee by Lessor, rent for the balance of the Lease term shall be payable quarterly, in advance. The late charge, if applicable, shall be waived one (1) time during the Lease Term.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the improvements on the Premises, or more than 25% of the land area of the Premises which is not occupied by any improvements, is taken by condemnation, Lessor or Lessee may, at either party's option, to be exercised in writing only within ten
(10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such written notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date of the condemning authority takes possession. If neither party terminates this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in proportion that the floor area taken bears to the total floor area of the building situated on the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. Brokers. In connection with this Lease, Lessor and Lessee warrants and represents that it has not had dealings with any broker or finder other than Wolf Commercial Brokerage and that it knows of no person who is or might be entitled to a commission, finder's fee or other like payment in connection herewith and does hereby indemnify and agree to hold the other party harmless from and against any and all loss, liability and expenses that the other party may incur should such warranty and representation prove incorrect.

16.  General Provisions.

     16.1  Estoppel Certificate.

           (a) Lessee shall, each time and from time to time upon receipt of request therefor from Lessor, within ten (10) business days after receipt of such request, execute, acknowledge and deliver to Lessor a statement in writing addressed to Lessor or its designee: (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), (ii) setting forth the dates to which the rental and other charges are paid (and if any amounts are paid in advance so stating), and (iii) acknowledging that there are not any uncured defaults on the part of Lessor or Lessee (or if any defaults are claimed, specifying the same). Such statement as given by Lessee (or Lessor pursuant to subparagraph (b) hereof) may be relied upon by a prospective purchaser or encumbrancer of the real property or any part thereof of which the Premises are a part.

           (b) The failure or refusal of Lessee to deliver the statement(s) as requested by Lessor pursuant to subparagraph (a) hereof within the time provided shall, at the option of Lessor, constitutes a default under this Lease, and in the event of any such failure or refusal Lessee shall be conclusively bound by any statement of such import given by Lessor.

           (c) If Lessor desires to finance or refinance the Premises, or any part thereof, and from time to time during the term of this Lease, at the sole discretion of Lessor, Lessee hereby agrees to deliver to Lessor and/or to any lender designated by Lessor such financial statements and tax returns of Lessee as may be reasonably requested by Lessor. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received in confidence and shall be used only for the purposes herein set forth.

     16.2 Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer (provided that the transferee of such title or interest shall assume the obligations of Lessor under the Lease) of all liability as respects Lessor' obligations thereafter to be performed., provided that any funds in the hands of Lessor or the then grantor at the time as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership. Lessee agrees to look solely to Lessor's estate and interest in the real property of which the Premises is a part (or the proceeds thereof) for the satisfaction of any remedy of Lessee for the collection of a judgment (or other judicial process) requiring the payment of money by Lessor. In the event of any default by Lessor hereunder, and no other property or assets of Lessor or of any of the partners of Lessor shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use or occupancy of the Premises. This Lease and the obligations of Lessee hereunder shall not be affected or impaired because Lessor is unable to fulfill any of its obligations hereunder or is delayed in doing so if such inability or delay is caused by reason of strike or labor troubles or any other cause beyond the reasonable control of Lessor.

     16.3 Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     16.4 Interest on Past-due Obligations. Except as expressly herein provided to the contrary, any amount due Lessor not paid when due shall bear interest at the maximum rate allowed by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late chares are paid by Lessee.

     16.5 Time of Essence. Time is of the essence as to Lessee's obligations hereunder.

     16.6 Captions. Article and paragraph captions are for convenience only and shall not be referred to for the purpose of limiting and construing this Lease in any way.

     16.7 Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises, or the costs of operating or the taxes with respect to said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupation Safety Health Act or the legal use or adaptability of the Premises and the compliance thereof to all applicable laws and regulations enforced during the term of this Lease except as otherwise specifically stated in this Lease. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

     16.8 Notices. Except as otherwise in this Lease provided, any notice, consent, approval, demand, statement, bill, or other communication which Lessor may desire or be required to give to Lessee, shall be deemed sufficiently given or rendered if, in writing, delivered Lessee personally or sent by registered or certified mail addressed to Lessee at the address set forth below, and the time of the rendition of such bill or statement and of the giving of such notice, consent, approval, demand or communication shall be deemed to be the time when the same is delivered to Lessee, mailed as herein provided. Lessee may change its notification address by giving Lessor written notice of such change. Any notice, request, demand or communication by Lessee to Lessor must be served by registered or certified mail addressed to Lessor, at the address set forth below, or at such other address as Lessor shall designate by notice given as herein provided, and the time of giving such notice, request, demand or communication shall be deemed to be the time when the same is mailed and herein provided.

     16.9 Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach at the time of acceptance of such rent. No payment by Lessee or receipt by Lessor of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy in the Lease provided.

     16.10 Recording. Lessee shall not record this Lease or a short form memorandum thereof without Lessor's prior consent, and any such recordation without Lessor's prior consent shall, at the option of Lessor, constitute a non-curable default of Lessee hereunder. Lessee shall, upon request of Lessor, execute, acknowledge and deliver to Lessor a short form memorandum of this lease for recording purposes.

     16.11 Holding Over. If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof without the express consent of Lessor, such occupancy shall be a tenancy from month-to-month at a rental equal to 150% of the amount of the last monthly rental plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

     16.12 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     16.13 Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

     16.14 Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment, encumbrancing or subletting by Lessee and subject to the provisions of Paragraph 16.2, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State in which the Premises are located.

     16.15  Subordination and Attornment.

            (a) This Lease, at Lessor's option, shall be subordinate or superior to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises is a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof.

            (b) Lessee agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be within ten (10) business days after demand by Lessor.

            (c) Subject to all of the provisions of this Lease, including without limitations this Paragraph 16.15, Lessee agrees to attorn to a lender or any other party who acquires ownership of the Premises by reason of a foreclosure.

     16.16  Attorneys' Fees.

            (a) In the event that Lessor or Lessee should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against the other party, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party shall be paid by the losing party, which obligation on the part of the losing party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

            (b) Should Lessor be named as a defendant in any suit brought against Lessee in connection with or arising out of Lessee's occupancy hereunder, Lessee shall pay to Lessor its costs and expenses incurred in such suit, including reasonable attorneys' fees.

            (c) Lessor and Lessee covenant and agree that in any suit or proceeding arising out of, under, or by virtue of this Lease, Lessor and Lessee do hereby waive trial by jury.

     16.17 Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable prior notice except in the case of an emergency for the purpose of inspecting the same, showing the same to prospective purchasers, or lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are apart as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

     16.18 Signs and Auctions. Lessee shall not place any sign upon the Premises or conduct any auction thereon without Lessor's prior consent.

     16.19 Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation hereof, or a termination by Lessor, shall not work as a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

     16.20 Corporate Authority. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

     16.21 Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under Paragraphs 16.1 and 16.20 of this Lease.

     16.22 Quiet Possession. Upon Lessee paying the fixed rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease, including without limitation the provisions of Paragraph 16.15.

     16.23 Multiple Tenant Building Rules and Regulations. In the event that the Premises is part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violation of any such rules and regulations, or the failure to pay such pro-rata share of costs, shall be deemed a material breach of this Lease by Lessee.

     16.24 Common Areas and Building Costs. As used herein, "Common Areas" shall mean all areas within the building and grounds which are not specifically leased or held for lease by Lessor, including, without limiting the foregoing, parking areas, driveways, sidewalks, loading areas, access and egress roads, corridors, landscaped and planted areas and all other improvements provided by Lessor for the common use of lessees. Lessor may from time to time change the size, location, nature, and use of any of the Common Areas including converting any portion of the Common Areas to leasable areas and increasing or decreasing common area land and/or facilities, but in no event shall such modifications materially impair Lessees reasonable access to the Premises nor the parking area.

     Lessee, its employees, agents, customers and business invitees shall have the non-exclusive right (in common with other lessees and all others whom Lessor has granted or may grant such rights) to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations relating to such use as Lessor may from time to time establish. Lessee agrees, after notice thereof, to abide by such rules and regulations and to use its best efforts to cause its officers, employees, agents, customers, and business invitees to conform thereto. Lessor may at any time close any Common Areas to effect construction, repairs or changes thereto, or to prevent the acquisition of public rights in such areas, and may do such other acts in and to the Common Areas as in its judgment may be desirable to improve the convenience thereof. Lessee shall not at any time interfere with the rights of Lessor, or other lessees, or of any person entitled to use the Common Areas or to use any part thereof.

     Lessor shall operate, manage, equip, clean, sweep, remove refuse, light, patrol, repair, replace, and maintain the Common Areas for their intended purposes in such manner as Lessor shall in its sole discretion determine to be reasonably appropriate.

     Lessee shall pay to Lessor, in the manner provided in the following paragraph hereof, Lessee's pro-rata share of all the costs of operating, managing, leasing, maintaining, repairing and replacing the Common Areas and the building of which the Premises forms a part. Such costs shall include all costs and expenses incurred by Lessor for the operation and maintenance of the Common Areas ant the building of which the Premises forms a part during the Lease term (including appropriate reserves) including, without limiting the foregoing: costs and expenses of gardening and landscaping; water and sewage charges; maintenance and signs (other than Lessee's signs); premiums for liability, property damage, fire and other types of casualty and worker's compensation insurance (including, but not limited to, liability insurance procured by Lessor pursuant to Paragraph 8.2); all taxes levied on or attributable to the Common Areas and the building of which the Premises forms a part (including, but not limited to, "real property taxes" as defined in Paragraph 10.2 and 10.4); fees for required licenses and permits; management and similar administrative fees; costs and expenses of repairs, resurfacing, repaving, maintenance, painting, lighting, cleaning, refuse removal, security, parking attendants, and other items.

     Lessee's pro-rata share of the costs referred to in the previous subparagraph shall be reasonably determined by Lessor and such reasonable determination made in good faith shall be conclusive. Lessee's annual pro-rata share as estimated by Lessor shall be paid as additional rent in monthly installments, in advance, on the first day of each calendar month of the Lease term after commencement thereof (pro-rated for any fractional month). Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's share of the actual costs incurred during the preceding year. Lessee shall have the right, at its sole cost and expense, to review and audit the annual expense statement. If Lessee's payments under this Subparagraph 16.24 during said preceding year exceed Lessee's pro-rata share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's pro-rata share of such costs next falling due. If Lessee's payments under this Paragraph during said preceding year were less than Lessee's pro-rata share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency as additional rent within ten (10) days after delivery by Lessor to Lessee of said statement.

17.  Hazardous Materials.

     17.1 Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease may mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Excluded from the definition of hazardous substances are reasonable amounts of janitorial cleaning fluids, copier toner and similar materials commonly found in offices provided they are used in a lawful manner. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 17.4). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any applicable laws require that a notice be given to persons, entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any amiability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof. To the best of Lessor's knowledge, there are no hazardous substances in, on, under or about the Premises of the building.

     17.2 Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substances has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

     17.3 Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground Lessor, if any, and the Premises harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control.
Lessee's obligations under this Paragraph 17.3 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration of earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under his Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

     17.4 Lessee's Compliance with Requirements. Lessee shall, at Lessor's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registration, manifests, applications, reports and certificates, evidencing Lessee's compliances, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

18. Examination Lease. Submission of this instrument for examination or signature by Lessee does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Lessor and Lessee. The parties hereto have executed this Lease as of the date first set forth above. (See Addendum - Paragraphs 19-28.)

LESSOR                                LESSEE

THE RICHLAR PARTNERSHIP               INTERNATIONAL IMAGE SERVICES, L.L.C.
(a California general partnership)    (a California limited liability company)

By: /s/ Lawrence N. Field,            By: /s/ Michael Ferkranus, Vice President
       General Partner                       and General Manager

Date:                                 Date:  Sept. 15, 1995

ADDRESS:

433 N. Camden Drive, Suite #820       1703 Stewart Street
Beverly Hills, CA 90210               Santa Monica, CA 90404

      ADDENDUM TO LEASE DATED AUGUST 10, 1995 BY AND BETWEEN THE RICHLAR
        PARTNERSHIP (A CALIFORNIA GENERAL PARTNERSHIP), AS LESSOR, AND INTERNATIONAL IMAGE SERVICES, LLC, (A CALIFORNIA LIMITED LIABILITY COMPANY),
     AS LESSEE, FOR THE PREMISES LOCATED AT 1703 AND 1705 STEWART STREET,
                           SANTA MONICA, CALIFORNIA


19.  1705 Stewart Street.

     Lessee shall take occupancy and commence pay effective January 1, 1996.

20.  Rent Schedule.

     Lessee shall pay Lessor base monthly rent during

Term                                              Base Monthly Rent
September 11, 1995 - November 30, 1995            $1,149.00
December 1, 1995 - December 31, 1995              $6,350.00
January 1, 1996 - August 31, 1997                 $7,884.00
September 1, 1997 - August 31, 1999               $8,357.00
September 1, 1999 - August 31, 2001               $8,859.00
September 1, 2001 - August 31, 2003               $9,390.00
September 1, 2003 - September 30, 2005            $9.954.00

21.  Tenant Improvements.

     Lessee shall take occupancy of both 1703 and 1705 Stewart Street in "as-is" condition.

     Prior to commencement of any tenant improvement work, Lessee shall submit to Lessor tenant improvement plans showing Lessee's proposed tenant improvements for Lessor's review and approval. Lessee's tenant improvements shall comply with city building and safety codes and Lessee shall obtain a building permit prior to commencement of the work.

22.  Real Estate Tax Protection

     To the extent the real property taxes described in Paragraph 10 of the Lease increase as a result of a change in ownership or sale of the property of which the Premise form a part (the "Property") during the initial lease term, Lessee shall not be responsible for payment of its pro rata share of any portion of said increase resulting from the first change of ownership or sale of the Property occurring during the first three (3) years of the lease term.

23.  Signage

     Lessee, at its cost, may install signage on the building directly over the Premises. Lessee's signage must be approved in writing by Lessor and comply with city code.

24.  Parking

     Lessee shall have the right to utilize fifteen (15) reserved parking spaces, at no charges, until December 31, 1995 and increased to eighteen (18) reserved parking spaces, at no charge, commencing January 1, 1996 in the parking lot of the building, at locations designated by Lessor, of which the Premises form a part.

25.  Non-disturbance Agreement

     Lessor shall use best efforts to secure and deliver to Lessee with a Non-Disturbance Agreement reasonably acceptable to Lessor and Lessee from and executed by Lessor's Mortgagee (if any) for the benefit of Lessee.

26.  Rooftop Satellite Dish

     Expressly subject to (1) Lessor's prior written consent and approval of plans therefor; (2) all applicable governmental and building codes; and (3) the approval of Lessor's roofing contractor and structural engineer, Lessee shall have the right, at its sole cost and expense, to install one (1) satellite dish on the roof directly above the Premises, further provided that said satellite dish shall not interfere with the use of premises or the business conducted therein by any other tenant of the building of which the Premises form a part. Lessee hereby holds Lessor harmless from and indemnifies Lessor against any and all damages and injuries resulting directly or indirectly from the installation, maintenance and/or removal of said satellite dish. In addition, Lessee shall reimburse Lessor for any expenses incurred by Lessor in (1) having its roofing contractor and/or structural engineer supervise the installation or removal of said satellite dish or (2) repairing any damages to the roof or any other part of the building of which the Premises form a part as a result of the installation, maintenance and/or removal of said satellite dish.

27.  Permitted Use.

     In addition to the use permitted in the body of the Lease, permitted uses shall include any use related to the permitted use, as well as warehousing, distribution, light assembly administration, research and development and office use related to and in conjunction with the foregoing uses.

28.  Code Compliance

     In the event any ordinance, law or statute is enacted which requires modification to Premises or the building of which the Premises form a part, Lessor shall make such modifications at its cost and expense, provided Lessee shall be responsible for any modification to the Premises required because of Lessee's specific sue of the Premises (as opposed to modifications required for all general offices or distribution facilities). The foregoing shall not require, however, modification to cause a nonconforming use to become conforming prior to the date on which such modification is in fact required to be completed. In addition, if Lessor's cost to make such modifications exceeds $25,000 and the governmentally required date of completion (the "Deadline Date") is on or after January 1, 1998, then Lessor may elect to terminate this Lease effective upon the Deadline Date provided Lessor gives Lessee not less than 90 days prior written notice, which notice shall include Lessor's best good faith estimate of the cost of such modifications. Lessee may cause such notice of termination to be ineffective by committing in writing to pay the cost of such modifications relating to the Premises in excess of $25,000, such commitment to be given within 30 days after receipt of Lessor's notice. If the Deadline Date is between January 1, 1998 and January 1, 2001, prior to the effective date of such lease termination, Lessor shall pay Lessee the unamortized cost of tenant improvements installed by Lessee (and certified in writing by Lessee to Lessor) based on a 5 year amortization schedule starting January 1, 1996 with interest at 10% per annum. If the Deadline Date is on or after January 1, 2001, Lessor shall not be required to make such payment.

AGREED AND ACCEPTED:

LESSOR:                                 LESSEE:

THE RICHLAR PARTNERSHIP                 INTERNATIONAL IMAGE SERVICES, LLC
(a California general partnership)      (a California limited liability company)


By: /s/ Lawrence N. Field,              By: /s/ Michael Ferkranus, Manager
       General Partner
Date:                                   Date: Sept. 15, 1995

ADDRESS:

433 N. Camden Drive, Ste. #820          1703 Stewart Street
Beverly Hills, CA 90201                 Santa Monica, CA 90404

ADDENDUM TO LEASE DATED AUGUST 10, 1995 BY AND BETWEEN THE RICHLAR PARTNERSHIP (A CALIFORNIA GENERAL PARTNERSHIP), AS LESSOR, AND INTERNATIONAL IMAGE SERVICES (A CALIFORNIA LIMITED LIABILITY COMPANY), AS LESSEE, FOR THE PREMISES LOCATED AT 1703 STEWART STREET, SANTA MONICA, CALIFORNIA.

In addition to the Premises located at 1703 Stewart Street, Santa Monica, California, Lessee shall occupy the Premises located at 1707 Stewart Street and 2909B Nebraska Avenue, Santa Monica, CA subject to the terms and conditions of the Lease and the following:

1.   SIZE

     1707 Stewart Street           3,203 sq. ft. of mezzanine office space
     2909B Nebraska Avenue         6,750 sq. ft. of warehouse space

2.   TERM

     1707 Stewart Street           April 1, 1996 to September 30, 2005
     2909B Nebraska Avenue         November 1, 1996 to September 30, 2005

3.   RENT SCHEDULE

     Lessee's rent schedule for its entire premises, totaling 19,167 square feet, shall be modified as follows:

     Term                                      Base Monthly Rent
     04/01/96 - 10/31/96                       $ 7,884.00
     11/01/96 - 08/31/97                       $13,622.00
     09/01/97 - 03/31/98                       $14,432.00
     04/01/98 - 08/31/99                       $18,062.00
     09/01/99 - 08/31/01                       $19,161.00
     09/01/01 - 08/31/03                       $20,105.00
     09/01/03 - 09/30/05                       $21,450.00

Lessee shall receive a rent credit from Lessor of $11,000 for additional plumbing improvements required in the Premises. For the eleven (11) month period commencing April 1, 1996 and ending February 28, 1997 Lessee's base monthly rent, as shown above, shall be reduced by $1,000.

4.   ADDITIONAL SECURITY DEPOSIT

     1707 Stewart Street           $3,459 paid to Lessor upon execution of this
                                     Addendum
     2909B Nebraska Avenue         $7,290 paid to Lessor by November 1, 1996

As a result, Lessee's security deposit shall total $20,703.

5.   CONDITION OF PREMISES/TENANT IMPROVEMENTS

     Lessee shall take occupancy of 1707 Stewart Street and 2909B Nebraska Avenue in "as-is" condition. Lessor shall pay Lessee a tenant improvement allowance for 2909B Nebraska Avenue in the amount of $20,000. Lessor shall pay Lessee the allowance upon completion of Lessee's work and receipt of paid invoice for the improvements.

6.   PARKING

     Lessee shall have the right to utilize six (6) reserved parking spaces for 1707 Stewart Street and seven (7) reserved parking spaces for 2909B Nebraska Avenue at no charge.

As a result, Lessee's parking spaces shall total 31 spaces.

7.   SIGNAGE

     Lessee, at its cost, may install an illuminated monument sign at the front of the building in the grass area along the public sidewalk.

Prior to installation, Lessee must obtain both Lessor's and city approval.

8. Except for the above modifications, all other terms, covenants and conditions of the lease shall remain unmodified and in full force and effect.

AGREED AND ACCEPTED

LESSOR                                  LESSEE

THE RICHLAR PARTNERSHIP                 INTERNATIONAL IMAGE SERVICES, L.L.C.
(a California general partnership)      (a California limited liability company)

By: /s/ Lawrence N. Field,              By: /s/ Michael Ferkranus, Manager
       General Partner
Date:                                   Date: April 22, 1996